Working Capital	6 Months Ended
Jun. 30, 2012
Working Capital [Abstract]
Working Capital

3. Working capital

At June 30, 2012, the Company's current liabilities exceeded its current assets by $128,074. In addition and as further discussed in Note 13, the Company's expected short term capital commitments to fund the construction installments under the shipbuilding contracts in the twelve-month period ending June 30, 2013 amount to $448,685. Cash expected to be generated from operations assuming that current market charter hire rates would prevail in the twelve-month period ending June 30, 2013, may not be sufficient to cover the Company's capital commitments. The Company expects to finance its capital commitments with cash on hand, operational cash flow and debt or equity issuances.